Filed pursuant to Rule 497(e)

File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

SUPPLEMENT DATED 1 JUNE 2026 TO THE
FUND’S PROSPECTUS and Statement of Additional Information

current as of the date hereof

Artisan Value Fund (the “Fund”)

Effective 1 June 2026, the sections entitled “Fees and Expenses of the Fund” and “Expense Example” on page 106 of Artisan Partners Funds’ prospectus are replaced in their entirety with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Investor	Advisor	Institutional
Management Fees	0.49%	0.49%	0.49%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.35	0.22	0.10
Total Annual Fund Operating Expenses	0.84	0.71	0.59
Fee Waiver and Expense Reimbursement[2]	0.14	0.11	0.04
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.70	0.60	0.55
[1]	The Fund’s operating expenses have been restated to reflect a reduction in the management fees and expense limit, effective as of 1 June 2026.
[2]	Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary changes such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 0.70% of the average daily net assets of Investor Shares, 0.60% of the average daily net assets of Advisor Shares and 0.55% of the average daily net assets of Institutional Shares. This contract continues through 31 January 2028. Prior to 1 June 2026, the expense limit, as a percentage of average daily net assets, was 0.98%, 0.88% and 0.83% for Investor Shares, Advisor Shares and Institutional Shares, respectively.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$72	$254	$452	$1,024
Advisor	$61	$216	$384	$872
Institutional	$56	$185	$325	$734

Filed pursuant to Rule 497(e)

File Nos. 033-88316 and 811-08932

Effective 1 June 2026, the expense limitation information for the Fund under the subheading “Management Fees” on page 154 of Artisan Partners Funds’ prospectus and under the subheading “Investment Advisory Services” on page 55 of Artisan Partners Funds’ statement of additional information are restated as follows:

Fund	Expense Limit as a % of Average Daily Net Assets
Artisan Value Fund – Investor Shares[2]	0.70%
Artisan Value Fund – Advisor Shares[2]	0.60%
Artisan Value Fund – Institutional Shares[2]	0.55%

2 Effective 1 June 2026. Prior to 1 June 2026, the expense limit, as a percentage of average daily net assets, was 0.98%, 0.88% and 0.83% for Investor Shares, Advisor Shares and Institutional Shares, respectively.

Effective 1 June 2026, the annual rate of fee information for the Fund under the subheading “Investment Advisory Services” on page 54 of Artisan Partners Funds’ statement of additional information is replaced in its entirety with the following:

Fund	Annual Rate of Fee	Asset Base
Artisan Value Fund	0.490%	All Assets

Please Retain This Supplement for Future Reference